SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 29, 2004

Date of Report (Date of Earliest Event Reported)

ZiLOG, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-13748	13-3092996
(State of Incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

532 Race Street

San Jose, California 95126

(Address of principal executive offices, including zip code)

(408) 558-8500

(Registrant’s telephone number, including area code)

Item 5. Other Events

On July 29, 2004, ZiLOG, Inc. (the “Registrant”) issued the press release attached hereto as Exhibit 99.1. The press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibit.

99.1	ZiLOG, Inc. press release dated July 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZiLOG, INC.

By:	/s/ John Rodman
John Rodman
Controller

Date: July 29, 2004